Fall 2016 Investor Book







AEGION®

Stronger. Safer. Infrastructure.™





Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on February 29, 2016 and in the Company's subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen pipeline infrastructure around the world



Infrastructure Solutions

- Water & wastewater pipeline rehabilitation
- Structural strengthening



Corrosion Protection

- Pipeline corrosion prevention
- Pipeline integrity management



Energy Services

- Facility maintenance services

Stronger. Safer. Infrastructure.®

AEGION®

Aegion is leveraging distinct competitive advantages to enhance its growth prospects


AEGION
BAYOU
united
Corrosion Protection
COATING SERVICES
corrpro
FIBRWRAP
Underground Solutions
Infrastructure Solutions
Insituform
FYFE
SCHULTZ
Energy Services
BRINDERSON
AllSafe
Distinct Competitive Advantages
Integrated Solutions
World-class Sales
Innovative Technologies
Market Leading Expertise
AEGION
Stronger. Safer. Infrastructure.
Infrastructure Solutions
Corrosion Protection
Energy Services

2014-2016

Future

Simplify
Brand clarity
Realigned reporting segments
Rationalized geographies

Focus
Core markets
Customers
Performance culture
Innovation

Grow
Pursue favorable end markets
Enhance sales initiatives
Continuous improvement
Disciplined M&A

Aegion is focused on investing in markets with sustainable and profitable growth

Aegion can unlock additional value


Low
EARNINGS STABILITY
High
Mid-High
OPERATING MARGIN
Low
Infrastructure Solutions
Midstream Corrosion Protection
Upstream Corrosion Protection
Reduce volatility
Improve margins
Energy Services

AEGION

Existing favorable core markets are expected to drive sustainable topline growth

Infrastructure Solutions	Corrosion Protection	Energy Services
Low to mid single-digit growth	Low single-digit growth	Mid single-digit growth

Consolidated revenues targeted to grow Low to mid single-digits over the next three years*

* Average annual growth

AEGION

Aging infrastructure and inadequate investment support a sustainable market for municipal pipeline rehabilitation

North America trenchless wastewater CIPP
Addressable market > $1B
Low single-digit annual growth



($ USD Millions)
$1,035
$1,006
$1,050
$1,050 - $1,100
2013
2014
2015
2016E

North America trenchless water pressure pipe
Addressable market > $1B
Mid single-digit annual growth



22%
Pipe Bursting
47%
Other
20%
Spray-on
11%
CIPP

Other category includes sliplining, horizontal directional drilling (HDD), fiber-reinforced polymers and other methods



Hong Kong
Singapore

North America > 80% of platform revenues
(based on 2016 forecast)

Source: Global Water Intelligence (2015 and 2011), BCC Research, Aegion analysis

AEGION

Infrastructure Solutions' sales focus and leading technologies support the outlook for growth

Wastewater CIPP Rehabilitation

Objective – At least maintain share through additional market penetration

- Expand wastewater CIPP operations in targeted regions in North America and in select international markets
- Grow third-party product sales
- Introduce new technologies that provide needed solutions for customers
- Focus on productivity improvements to maintain gross margin


Insituform



Pressure Pipe Rehabilitation

Objective – Leverage portfolio to outpace market growth

- Increase market penetration in North America pressure pipe market using a dedicated sales force to market a broad portfolio of engineered rehabilitation solutions
- Introduce new technologies to expand product breadth to meet customer needs
- Greater contribution from higher margin technologies can incrementally expand Aegion's overall margins





AEGION

Favorable conditions exist for Corrosion Protection to drive growth in the North America midstream oil & gas market

North America Cathodic Protection Services

~$1B addressable market for midstream pipeline maintenance

Mid single-digit annual growth

North America Midstream Market Drivers

- Over 1 million miles of existing regulated oil & gas pipelines for transmission, gathering and distribution
- Increasing scope of regulations
- High consequence of failures
- Continued need for new transport lines

Source: PHMSA, Arcana and Aegion analysis


North America > 70% of platform revenues
(based on 2016 forecast)

Cathodic protection services in North America represents approximately half of Corrosion Protection's annual revenues

Approximately 75% of Corrosion Protection's cathodic protection service activities in North America are related to pipeline maintenance

Market leading coverage and enhanced services positions Corrosion Protection to capitalize on expected midstream market growth

North America Cathodic Protection Services

Objective – Outpace market growth

- New asset integrity management (AIM) program provides the opportunity to grow share by strengthening customer relationships in pipeline inspection services
- Pipeline inspection services has a multiplier effect on other cathodic protection services







Upstream Market

Objective – Participate in the eventual market recovery

- 2016 may be the trough in the current down cycle
- Recently began testing Aegion's new deepwater insulation technology in competition for a potential follow-on project with an approval date to be determined over the next few years
- Diversify into areas such as municipal, AC mitigation and downstream to apply existing technologies and services
- Position current upstream technologies and services to participate in the eventual recovery of the energy markets







AEGION

Asset integrity management (AIM) expected to enhance Corrosion Protection's services to customers

Corrosion Protection collects valuable data related to pipeline corrosion integrity

Improve data collection → Create central repository → Build GIS → Value-added services




Asset Base


Asset Base

Geospatial mapping

Build capabilities to easily add new pipeline maintenance services

Corrosion Protection's scale and expertise provide the means to develop a robust AIM program


Location: -106.476177 34.411201 Decimal Degrees
Field Value
AEGION_JOB_ID 340140866
COMMENTS TEST STATION LINE MARKER FENCE SN" FG/818/546 NG/8
ELEVATION 5822.1
LATITUDE 34.410889
LONGITUDE -106.476349
STATION_ID 3665
SURVEY_ID <null>
11:11:51.650
VOLTS_OFF_READING -0.548
VOLTS_ON_READING -0.829
Identified 1 feature

AEGION

Energy Services is now expected to be a stable provider of operating income and cash flow


Refinery Locations

Refinery Fundamentals

- California ranks 3rd in U.S. oil production and refining capacity per EIA data
- Average capacity utilization is over 90%
- Aging infrastructure

Energy Services is the leading maintenance provider in 11 out of 15 refineries on the U.S. West Coast

Energy Services

Primarily serves the West Coast downstream market with over 75% of maintenance activities related to piping

Objective – Grow revenues annually by mid single-digits through expanded services

- Leverage downstream customer relationships to garner a greater share of maintenance and other activities
- Provide trade union, craft union and non-union skilled labor to meet the needs of the client
- Diversify service capabilities into other industrial facilities on the U.S. West Coast
- Generate acceptable cash and ROIC by improving operating efficiencies to return gross and operating margins to proper levels

AEGION

Aegion is focused on expanding operating margins

Operating Margin Drivers

- Mix improvement through higher margin technologies (pressure pipe, structural strengthening and deepwater insulation)
- Energy Services margin recovery
- Modest recovery in the energy markets over the next three years
- Continuous improvement effort (LEAN) in manufacturing and key customer-facing processes

Consolidated Operating Margin


5% - 6%
At Least 7%
2016F (Adj)
2019P

Three-Year Platform Targets

1. **Infrastructure Solutions**
   50 to 100 bps improvement
2. **Corrosion Protection**
   50 to 75 bps improvement
3. **Energy Services**
   300 to 400 bps improvement

AEGION

Aegion's targeted growth expected to generate strong operating and free cash flow

Historical Operating and Free Cash Flow



$ USD Millions
$58
$36
$53
$17
$22
$1
$111
$66
$88
$62
$82
$49
$132
$103
$90 to $100
$60 to $65
2009
2010
2011
2012
2013
2014
2015
2016E
OPCF
FCF
Linear (OPCF)

Cash Flow Performance

Aegion significantly improved its cash generation in recent years

- Recovery in Infrastructure Solutions since 2011
- Benefits of stronger energy markets prior to 2015
- Working capital improvements through reducing DSOs by approximately 29 days since 2012[1], which liberated approximately $100 million of cash

[1] DSO reduction excludes pre-payments for a major contract in 2015

Notes:

- 2009 to 2013 operating and free cash flow were from continuing operations
- Expected 2016 results include $14M of cash restructuring charges

Target
(three-year average)

Operating Cash Flow
> 200% of targeted net income

Free Cash Flow
> 100% of targeted net income

Cash Flow Drivers

- Operating income growth
- Target DSOs < 70 days
- Target CAPEX between 2% and 3% of revenues

Priorities for Cash

1. Pay down debt
   - Approximately $70 million over the next 3 years
   - Target long-term Debt/EBITDA < 2.5x
   - Retain financial flexibility for other uses of cash
2. M&A
   - Disciplined approach to build out existing platforms
3. Share buybacks
   - Target annual open-market stock repurchases to equal 3% to 5% of outstanding shares
   - November 16, 2016: Announced a $40 million share buyback program for 2017

Free Cash Flow = Cash Flow from Operating Activities less Capital Expenditures

AEGION

ROIC targeted to be near Aegion's cost of capital by 2019

Expected ROIC performance drivers[1]

- Income growth
- Proactive management of invested capital
- A/R reduction through DSO target of < 70 days

[1] Assumes no acquisitions

Return on invested capital (ROIC)



6% - 7%
Near 9%
2016F
2019P

$$ROIC = \frac{\text{NOPAT + Equity Earnings – Non-Controlling Interest}}{\text{[(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]}}$$

AEGION

Strategy for sustainable growth expected to drive growth in EPS, cash flow and ROIC

Strong Core Markets
Municipal pipeline
Midstream oil & gas

Low to mid double-digit EPS Growth
(Three-year CAGR)

Competitive Advantages
Innovative technologies
Integrated solutions
Market leading expertise

Three-year Targets

Operating Cash Flow > 200% of Net Income

Free Cash Flow > 100% of Net Income

ROIC Near 9%

Low to mid-single-digit Revenue Growth

At Least 7% Operating Margin by 2019
Improved execution
The Aegion Way (LEAN)

Aegion consolidated long-range plan expectations

AEGION®

Strong performance from Infrastructure Solutions is helping Aegion manage through a significant impact from low oil prices

Revenues



$1,091M
$108
$454
$529
$1,333M
$339
$438
$556
$1,231M
$271
$391
$570
2013
Before oil price decline
2015
2016 TTM
As of 9/30/16

2016 Restructuring
Annual revenues reduced by approximately $100M within Corrosion Protection and Energy Services

Note: 2013 Energy Services' results represent 6-month performance from the Brinderson business, which was acquired on July 1, 2013

Operating Income
(Adjusted)



$72.7M
$7.0
$37.3
$28.5
$79.1M
$8.7
$11.5
$58.8
$60.9M
$3.7
$61.0
$(1.0)
2013
Before oil price decline
2015
2016 TTM
As of 9/30/16

2016 Challenges
Limited upstream backlog in North America for Corrosion Protection and higher costs to downsize upstream operations in Energy Services negatively impacted profitability in 1H'16

Earnings per Share
(Adjusted)



$1.27
$1.28
$1.03
2013
Before oil price decline
2015
2016 TTM
As of 9/30/16

Infrastructure Solutions | Corrosion Protection | Energy Services

Adjusted (non-GAAP) reconciliation can be found in the Appendix

AEGION

Record performance for Infrastructure Solutions and a return to profitability for Corrosion Protection and Energy Services in Q3'16

Consolidated

Revenues
$308.5M (-13.5%)

Adjusted[1] Operating Income
$19.4M (-27.5%)

Adjusted[1] EPS
$0.32 (-27.2%)

	INFRASTRUCTURE SOLUTIONS	CORROSION PROTECTION	ENERGY SERVICES
Primary Markets			
	Municipal Water, Wastewater, Industrial Pipelines	Oil, Gas, Mining Pipelines	Refineries, Petrochemical, Upstream Facilities, Water Treatment Plants, Industrial Facilities
Revenues			
	$158.6 million +$9.0M, or +6.0%	$95.1 million -$26.3M, or -21.7%	$54.9 million -$30.7M, or -35.9%
Adjusted Operating Income[1]			
	$18.5 million +$0.9M, or +4.9%	$0.7 million -$6.7M	$0.2 million -$1.6M
Adjusted Operating Margin[1]			
	11.7% -10 bps	0.7% -530 bps	0.4% -170 bps

Difficult prior year comparisons for Corrosion Protection and Energy Services reflect Aegion's decision to downsize its upstream operations and continued pressure in the energy markets

[1] Reconciliation of non-GAAP adjusted results are in the Appendix

AEGION

Q3’16 revenue performance reflects continuing challenges in the upstream energy market

Infrastructure Solutions



$149.6
$158.6
+6.0%
Q3'15
Q3'16
In USD millions

Record revenues in the North American CIPP market

- High-single-digit revenue growth in the North American CIPP market, which accounted for over 70% of platform revenues
- Significant headwind in 2016 from the absence of a $13 million industrial pressure pipe project completed during Q3’15 and challenges in certain international CIPP markets, primarily in Europe

Corrosion Protection



$121.4
$95.1
-21.7%
Q3'15
Q3'16
In USD millions

Increased revenues from cathodic protection services partially offset reduced activity in upstream and mining markets

- Revenues for cathodic protection services in North America, a significant portion of platform revenues, grew low-single digits and revenues for Tite Liner® pipeline protection in North America grew significantly
- International activity slowed in the quarter after substantially completing of a number of larger projects earlier in 2016
- Q3’15 included $7 million in revenues from the Canadian pipe coating JV, which was sold in February 2016

Energy Services



$85.6
$54.9
-35.9%
Q3'15
Q3'16
In USD millions

Favorable downstream maintenance activities offset by downsized upstream operations and reduced turnaround activity

- Downsized upstream operation activities in Central California accounted for over half of the revenue decline
- Revenues in the downstream market declined because of reduced turnaround activity compared to the prior year quarter and the absence one-time refinery clean-up services completed in 2015
- Revenue mix now approximately 85%/15% downstream versus upstream

AEGION®

3Q'16 adjusted gross margin impacted by the absence of higher-margin upstream activity and a large industrial FRP pipeline rehabilitation project

Infrastructure Solutions



26.8%
25.6%
-120 bps
Q3'15
Q3'16

Continued strong performance in N.A. CIPP market

- Gross margins declined because of:
  - Absence in Q3'16 of a $13 million, high margin, Tyfo® Fibrwrap® FRP industrial pressure pipe project completed in 2015
  - Challenges in certain international CIPP markets, primarily in Europe
- Strong performance in the N.A. wastewater CIPP market helped to maintain gross margins at a high level

Corrosion Protection



22.7%
19.5%
-320 bps
Q3'15
Q3'16

More challenging upstream market offsets results from improving U.S. midstream market

- Gross margins declined because of:
  - Limited Gulf Coast pipe coating activity
  - Lower margins in the Canadian energy market
  - Unanticipated costs on certain international field coating projects
- Gross margins for cathodic protection services in the U.S. were in line with the prior year quarter
- Gross margins expanded for Tite Liner® installations in the U.S.

Energy Services



13.0%
13.4%
+40 bps
Q3'15
Q3'16

Improved margins after completion of upstream downsizing

- Gross margins expanded because of improved labor utilization, which offset a reduced level of higher margin turnaround activities

FRP=fiber-reinforced polymer

Adjusted (non-GAAP) reconciliation can be found in the appendix of this presentation

AEGION

Record cash balance at year-end 2015 helped to fund several acquisitions and share repurchases in 2016

Aegion Sources/Uses of Cash



$212
$32
$13
$36
$37
$96
$7
$37
$113
In USD Millions
December 31, 2015
CAPEX
Term Debt Repayments
Line of Credit Borrowings
Share Buybacks
Acquisitions
Divestitures
Operating Cash Flow
September 30, 2016

First Nine Months of 2016 vs. 2015

Cash flow from operating activities

- Provided $37 million compared to $69 million in 2015
  - Strong cash flow in 2015 from the wind down of certain Asian CIPP contracting operations
  - DSOs decreased approximately 3 days, excluding payments for the large deepwater pipe coating and insulation project, because of a focused effort to improve cash collections
  - Accounts payable and accrued expenses were a $42 million use of cash compared to a $7 million source of cash due to increased vendor payments

Cash flow from investing activities

- Strategic acquisitions totaled $96 million, including $85 million plus purchase of tax NOLs to acquire Underground Solutions on February 18, 2016
- CAPEX was $10.3 million higher than the prior year period because of construction of a plant for the deepwater pipe insulation coating project
- Net proceeds of $6.6 million from the sale of the Company's 51% interest in a Canadian pipe coating facility JV in February 2016

Cash flow from financing activities

- Debt repayments of $13.1 million per the terms of Aegion's credit agreement
- Repurchased approximately 1.9 million shares of Aegion common stock for $36.6 million, including repurchases associated with the management incentive equity plan

AEGION

A strong Q4'16 is expected to result in a record year for Infrastructure Solutions

Infrastructure Solutions
Contract Backlog



$348
$312
-10%
$ million USD
September 30, 2015
September 30, 2016

- Reported backlog declined 10% because of unusually strong orders during 1H'15
- Backlog remained in line with backlog as of June 30, 2016 indicating a continued strong position

Infrastructure Solutions 2016 Full-Year Outlook

Expect modest revenue and operating income growth, including the contribution from Underground Solutions

- Expect strong Q4'16 performance due to:
  - Favorable market conditions and strong backlog in the North America wastewater CIPP market, the largest market for Infrastructure Solutions
  - Contribution from the international markets, primarily Asia-Pacific, because of a stronger backlog position
- Cost reductions from the 2016 Restructuring expected to reach $3 million, most of which is to be realized in 2016

Initial 2017 Outlook

Favorable conditions expected to continue in the North American water and wastewater pipeline rehabilitation markets



Insituform® CIPP   Tyfo®/Fibrwrap®   Fusible PVC®

AEGION®

Corrosion Protection expected to have stronger performance in Q4'16

Corrosion Protection Contract Backlog


$254
$185
$ million USD
+38%
September 30, 2015
September 30, 2016

- Backlog includes a deepwater pipe coating and insulation contract initially valued at over $130 million
- Backlog for cathodic protection services, primarily in the midstream market, remains at a high level
- September 30, 2016 backlog reflects the negative impact from a more difficult upstream market

Corrosion Protection 2016 Full-Year Outlook

Expect revenues to be in line with 2015, but a small decline in operating income due to challenging upstream market conditions and the absence of revenues and profits from the Canadian pipe coating JV, which was sold in February 2016

- Strong performance expected in Q4'16:
  - Pipe coating and insulation production for the large deepwater project
  - Strong backlog for cathodic protection services
  - Improved backlog position in the upstream market
- Cost reductions from the 2016 Restructuring expected to reach $8 million, most of which is to be realized in 2016

Initial 2017 Outlook

A more favorable outlook is expected because of improving conditions for North America cathodic protection services, execution of the large deepwater pipe coating and insulation project and expectations for a more stable upstream market



Cathodic Protection Services | Pipe Coating & Insulation | Tite Liner® | Robotic Interior Weld Coating

Energy Services expects improved performance in 2H'16 after completing the downsizing of its upstream operations

Energy Services Contract Backlog



$ million USD
$213
$26
$187
$177
-17%
September 30, 2015
September 30, 2016
Downsized Upstream
Remaining

- Backlog decline reflects the downsizing of Energy Services' upstream operations in Central California and reduced turnaround activities

Energy Services' backlog represents estimated 12-months' unrecognized revenues to be realized under long-term master service agreements and other signed contracts. Contracts that are up for renewal are not included in the next 12 months' backlog past the renewal date.

Energy Services Full-Year 2016 Outlook

Revenues expected to be near $250 million with significantly improved operating margins in Q4'16

- Improved performance expected in Q4'16:
  - Downstream segment remains favorable with steady demand for maintenance services in the West Coast refining market
  - Several turnarounds underway, but less than in the prior year quarter
- 2016 Restructuring expected to reduce annual costs by approximately $6 million, most of which is to be realized in 2016

Initial 2017 Outlook

Expect improved market conditions in the U.S. West Coast refinery market for day-to-day maintenance and turnaround services







Mechanical maintenance services, primarily piping, electrical & instrumentation maintenance, engineering, small capital construction and turnaround support services

AEGION

Appendix

Shell Appomattox deepwater oil project


Shell and the Norphlet Play
Vicksburg
Appomattox
Appomattox host
Gettysburg
Rydberg
Gulf of Mexico
10 miles
Shell leasehold
Discovery
Mississippi Canyon
Desoto Canyon

- Located 80 miles offshore
- At a depth of 7,200 feet
- Oil reserve expected to produce an average of 175,000 BOE/day

Aegion's pipe coating facility in Louisiana began applying pipe coating and a new insulation material on over 200 miles of production flow lines and transmission pipelines in Q4'16 and expects strong revenue and profit contribution over the next three to five quarters

AEGION

Favorable outlook across Aegion's end markets in early 2014 gave way to a significant energy down cycle beginning in 2H'14

2014 Investor Day Targets

(June 2014)

1 15% average EPS Growth
(on average and over time)

Adjusted Operating Income



$58.8
$28.5
$37.3
$11.5
$7.0
$8.7
Infrastructure Solutions
Corrosion Protection
Energy Services
2013
2015
In USD Millions

Strong growth from Infrastructure Solutions partially mitigated the impact from the energy down cycle

Note: 2013 Energy Services' results represent 6-month performance from the Brinderson business, which was acquired on July 1, 2013

2 100 bps annual ROIC improvement

Return on Invested Capital



5.8%
7.5%
2013
2015

Focus on sustainable core markets led to two restructuring initiatives, which reduced invested capital

$$ROIC = \frac{\text{NOPAT + Equity Earnings − Non-Controlling Interest}}{\text{[(Total Assets − Non-Interest Bearing Liabilities) − (Cash and Cash Equivalents)]}}$$

3 Operating cash flow grows faster than adjusted net income

Cash Flow from Operating Activities



$88
$132
2013
2015
In USD Millions

2015 operating cash flow exceeded adjusted net income by nearly 300% due to a reduction in net working capital

See adjusted (non-GAAP) reconciliation in the Appendix

AEGION

Aegion has successfully responded to significant market challenges

Market Change

Aegion Actions

2009-2010


PUTTING AMERICA TO WORK
PROJECT FUNDED BY THE American Recovery and Reinvestment Act

→ Infrastructure Solutions
End of federal stimulus contracted the market in 2011

→ 2012
Investments made to improve execution


Operating Income ($M)
NA Water & Wastewater CIPP
Index to 2009
1.2
0.8
0.4
0.0
2009
2010
2011
2012
2013
2014
2015

Operating income is before corporate expense allocation
CIPP=cured-in-place pipe method to rehabilitate wastewater pipelines

---

2010



→ Corrosion Protection
BP Horizon disaster led to the shut down of activity in the Gulf of Mexico

→ 2012
Insulation pipe coating JV with Wasco Energy



Aegion facility in New Iberia, LA

2016
Shell Appomattox pipe coating and insulation contract



2014
Inconsistent international CIPP bid table

→ Infrastructure Solutions
Combined operating losses of $27.5 million
2012 through the first nine months of 2014

→ 2015
Exited contracting activities to focus on CIPP product sales in those markets

---

2014- Present



→ Corrosion Protection/Energy Services
Significant reduction in new pipeline activity and margin compression

→ 2016
Energy Services: Downsized upstream operations in Central California
Corrosion Protection: Sold 51% stake in pipe coating JV in Western Canada
[Approximate $100 million reduction in annual revenues from both actions]

Cost Reductions: Lower annual costs by approximately $17 million

AEGION

Corrosion Protection platform has market-leading pipe protection technologies



Tite Liner®
THERMOPLASTIC LINING (HDPE)
INTERNAL FIELD JOINT COATING
INTERNAL COATING
EXTERNAL FIELD JOINT COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
CATHODIC PROTECTION

Pipe Linings

Products:
Tite Liner® thermoplastic lining system

Advantage:
Proprietary and highly efficient installation methods

Geography:
North and South America, the Middle East, North Africa, Australia, South Africa

Competitors:
Unprotected steel, minimal protection coatings or other HDPE linings and exotic metals or thicker linings

MARKET DYNAMICS

Future recovery of oil, gas and mineral demand expected to drive investment and the need for linings to protect pipelines from highly corrosive and/or abrasive flows

Coating Services

Products:
Robotics technology for internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; external field coating solutions

Advantage:
Cost savings from fast and efficient patented offshore robotics technology

Geography:
North and South America, the Middle East

Competitors:
Fragmented market with many competitors

MARKET DYNAMICS

Future recovery of oil and gas demand expected to drive onshore and offshore pipeline development, which requires efficient corrosion prevention field coatings

Pipe Coatings

Products:
FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

Advantage:
Full service facilities in Louisiana

Geography:
U.S. Gulf Coast Region

Competitors:
Bredero Shaw and pipe mills producing small-diameter pipe

MARKET DYNAMICS

Several significant discoveries in the Gulf of Mexico provide a source of supply to meet future demand for oil

Cathodic Protection Services

Products:
Engineering design, maintenance, monitoring and installation of cathodic protection systems

Advantage:
Industry leader in corrosion prevention with significant scale

Geography:
North America, the Middle East, Europe

Competitors:
Numerous small companies or regional competitors

MARKET DYNAMICS

Global pipeline development/maintenance remains critical for customers

U.S. safety and environmental regulations should increase spending

AEGION®

2016 third quarter non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges[1]	Acquisition-Related Expenses[2]	Reversal of Contingency Reserve[3]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 242,206	$ (130)	$ -	$ -	$ 242,076
Gross Profit	66,318	130	-	-	66,448
Operating Expenses	45,277	(584)	-	2,336	47,029
Acquisition-Related Charges	324	-	(324)	-	-
Restructuring Charges	212	(212)	-	-	-
Operating Income	20,505	926	324	(2,336)	19,419
Other Income/(Expense)	288	(1)	-	-	287
Income before Taxes	17,005	925	324	(2,336)	15,918
Taxes on Income	5,218	499	79	(878)	4,918
Income (attributable to Aegion Corporation)	$ 12,067	$ 426	$ 245	$ (1,458)	$ 11,280
Diluted Earnings per Share	**$ 0.34**	**$ 0.01**	**$ 0.01**	**$ (0.04)**	**$ 0.32**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $130 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $584 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $212 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $1 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Net income Includes non-controlling interests.

AEGION

2015 third quarter non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring	Acquisition-Related Expenses	As Adjusted (Non-GAAP)
Cost of Revenues	$ 279,474	$ (1,661)	$ -	$ 277,813
Gross Profit	77,121	1,661	-	78,782
Operating Expenses	51,554	443	-	51,997
Acquisition-Related Charges	457	-	(457)	-
Restructuring Charges	172	(172)	-	-
Operating Income	24,938	1,390	457	26,785
Other Income/(Expense)	(359)	66	-	(293)
Income before Taxes	21,460	1,498	457	23,415
Taxes on Income	6,237	325	184	6,746
Income (attributable to Aegion Corporation)	$ 14,750	$ 1,173	$ 273	$ 16,196
Diluted Earnings per Share	**$ 0.40**	**$ 0.03**	**$ 0.01**	**$ 0.44**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $1,661 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of ($443) related to the reversal of reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $172 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $108 related to the write-off of certain other assets.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with potential acquisition activity pursued by the Company during the quarter.

Net income Includes non-controlling interests.

AEGION

Infrastructure Solutions third quarter non-GAAP reconciliation

(in USD thousands)	Quarter Ended September 30, 2016			Quarter Ended September 30, 2015		
	As-Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments [2]	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 158,562	$ -	$ 158,562	$ 149,606	$ -	$ 149,606
Cost of Revenues	117,996	-	117,996	111,178	(1,661)	109,517
Gross Profit	40,566	-	40,566	38,428	1,661	40,089
Operating Expenses	21,646	416	22,062	22,001	443	22,444
Acquisition-Related Charges	324	(324)	-	-	-	-
Restructuring Charges	23	(23)	-	172	(172)	-
Operating Income	$ 18,573	$ (69)	$ 18,504	$ 16,255	$ 1,390	$ 17,645

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges.

AEGION®

Corrosion Protection third quarter non-GAAP reconciliation

(in USD thousands)	Quarter Ended September 30, 2016			Quarter Ended September 30, 2015		
	As-Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 95,084	$ -	$ 95,084	$ 121,392	$ -	$ 121,392
Cost of Revenues	76,710	(130)	76,580	93,797	-	93,797
Gross Profit	18,374	130	18,504	27,595	-	27,595
Operating Expenses	17,842	(28)	17,814	20,252	-	20,252
Restructuring Charges	19	(19)	-	-	-	-
Operating Income	$ 513	$ 177	$ 690	$ 6,886	$ 457	$ 7,343

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with potential acquisition activity pursued by the Company during the quarter.

AEGION

Energy Services third quarter non-GAAP reconciliation

(in USD thousands)	Quarter Ended September 30, 2016			Quarter Ended September 30, 2015		
	As-Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 54,878	$ -	$ 54,878	$ 85,597	$ -	$ 85,597
Cost of Revenues	47,500	-	47,500	74,499	-	74,499
Gross Profit	7,378	-	7,378	11,098	-	11,098
Operating Expenses	5,789	1,364	7,153	9,301	-	9,301
Restructuring Charges	170	(170)	-	-	-	-
Operating Income	$ 1,419	$ (1,194)	$ 225	$ 1,797	$ -	$ 1,797

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION

Infrastructure Solutions non-GAAP reconciliation

(in USD thousands)	TTM Ended September 30, 2016			Year Ended December 31, 2015			Year Ended December 31, 2013		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Infrastructure Solutions									
Revenues	$ 569,587	$ —	$ 569,587	$ 556,234	$ —	$ 556,234	$ 529,301	$ —	$ 529,301
Cost of Revenues	426,281	(3,632)	422,649	416,339	(2,717)	413,622	409,843	—	409,843
Gross Profit	143,306	3,632	146,938	139,895	2,717	142,612	119,458	—	119,458
Operating Expenses	88,938	(2,962)	85,976	90,928	(7,158)	83,770	91,258	—	91,258
Earnout Reversal	—	—	—	—	—	—	(287)	—	(287)
Acquisition-Related Charges	3,191	(3,191)	—	1,132	(1,132)	—	—	—	—
Restructuring Charges	2,564	(2,564)	—	968	(968)	—	—	—	—
Operating Income	$ 48,613	$ 12,349	$ 60,962	$ 46,867	$ 11,975	$ 58,842	$ 28,487	$ —	$ 28,487

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) reserves for the settlement of a disputed matter; (iii) inventory step up expense recognized in connection with the acquisition of Underground Solutions, Inc.; and (iv) acquisition expenses incurred in connection with the Company's acquisitions of Underground Solutions, Inc., selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, reserves for potentially uncollectable receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges; (ii) reserves for the settlement of a disputed matter; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, Inc.

AEGION®

Corrosion Protection non-GAAP reconciliation

(in USD thousands)	TTM Ended September 30, 2016			Year Ended December 31, 2015			Year Ended December 31, 2013		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection									
Revenues	$ 390,704	$ —	$ 390,704	$ 437,921	$ —	$ 437,921	$ 453,886	$ —	$ 453,886
Cost of Revenues	315,119	(189)	314,930	344,701	—	344,701	345,351	—	345,351
Gross Profit	75,585	189	75,774	93,220	—	93,220	108,535	—	108,535
Operating Expenses	80,103	(3,321)	76,782	84,577	(2,883)	81,694	75,170	—	75,170
Goodwill Impairment	9,957	(9,957)	—	9,957	(9,957)	—	—	—	—
Earnout Reversal	—	—	—	—	—	—	(3,888)	—	(3,888)
Acquisition-Related Charges	—	—	—	457	(457)	—	—	—	—
Restructuring Charges	3,244	(3,244)	—	—	—	—	—	—	—
Operating Income (loss)	$ (17,719)	$ 16,711	$ (1,008)	$ (1,771)	$ 13,297	$ 11,526	$ 37,253	$ —	$ 37,253

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) reserves for accounts receivable associated with long-dated receivables; and (iii) impairment of goodwill for the CRTS reporting unit.

(2) Includes non-GAAP adjustments related to: (i) reserves for accounts receivable associated with long-dated receivables; (ii) impairment of goodwill for the CRTS reporting unit; and (iii) expenses incurred in conjunction with potential acquisition activity pursued by the Company.

AEGION

Energy Services non-GAAP reconciliation

(in USD thousands)	TTM Ended September 30, 2016			Year Ended December 31, 2015			Year Ended December 31, 2013		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)	As-Reported (GAAP)	Adjustments[3]	As Adjusted (Non-GAAP)
Energy Services									
Revenues	$ 270,540	$ —	$ 270,540	$ 339,415	$ —	$ 339,415	$ 108,233	$ —	$ 108,233
Cost of Revenues	240,086	—	240,086	296,743	—	296,743	89,205	—	89,205
Gross Profit	30,454	—	30,454	42,672	—	42,672	19,028	—	19,028
Operating Expenses	29,280	(2,575)	26,705	33,972	—	33,972	12,055	—	12,055
Goodwill Impairment	33,527	(33,527)	—	33,527	(33,527)	—	—	—	—
Acquisition-Related Charges	—	—	—	323	(323)	—	5,831	(5,831)	—
Restructuring Charges	2,670	(2,670)	—	—	—	—	—	—	—
Operating Income (loss)	$ (35,023)	$ 38,772	$ 3,749	$ (25,150)	$ 33,850	$ 8,700	$ 1,142	$ 5,831	$ 6,973

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; (ii) reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson, L.P.; and (iii) impairment of goodwill for the Energy Services reporting unit.

(2) Includes non-GAAP adjustments related to: (i) impairment of goodwill for the Energy Services reporting unit; and (ii) expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors, Inc.

(3) Includes a non-GAAP adjustment related to expenses incurred in conjunction with the Company's acquisition of Brinderson, L.P.

AEGION

2016 TTM non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges [1]	Goodwill Impairment [2]	Credit Facility Fees [3]	Acquisition-Related Expenses [4]	Divestiture Activity [5]	Reserve Activity [6]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 981,485	$ (249)	$ —	$ —	$ (3,572)	$ —	$ —	$ 977,664
Gross Profit	249,345	249	—	—	3,572	—	—	253,166
Operating Expenses	198,321	(5,540)	—	—	—	—	(3,318)	189,463
Goodwill Impairment	43,484	—	(43,484)	—	—	—	—	—
Acquisition-Related Expenses	3,191	—	—	—	(3,191)	—	—	—
Restructuring Charges	8,478	(8,478)	—	—	—	—	—	—
Operating Income (Loss)	(4,129)	14,267	43,484	—	6,763	—	3,318	63,703
Interest Expense	(17,760)	14	—	3,377	—	—	—	(14,369)
Other Income/(Expense)	(1,728)	280	—	—	—	801	—	(647)
Income (Loss) before Taxes	(23,430)	14,561	43,484	3,377	6,763	801	3,318	48,874
Taxes (Benefit) on Income (Loss)	(1,029)	5,224	7,773	1,354	(1,348)	(626)	1,098	12,446
Income (loss) (attributable to Aegion Corporation) [7]	$ (21,162)	$ 9,337	$ 35,711	$ 2,023	$ 8,111	$ 1,427	$ 1,312	$ 36,759
Diluted Earnings (Loss) per Share [7]	$ (0.59)	$ 0.26	$ 1.00	$ 0.05	$ 0.23	$ 0.04	$ 0.04	$ 1.03

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $249 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $5,540 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $8,478 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations; and (iv) pre-tax restructuring charges of $294 related to the write-off of certain other assets and the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes non-GAAP adjustments related to pre-tax charges recorded for goodwill impairment totaling $43,484 for the CRTS ($9,957) and Energy Services ($33,527) reporting units.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility.

(4) Includes the following non-GAAP adjustments: (i) inventory step-up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions, Inc.; and (ii) expenses of $3,191 incurred in connection with the Company's acquisitions of Underground Solutions, Inc., selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(5) Includes non-GAAP adjustments for losses on the sale of Bayou Perma-Pipe Canada, Ltd. and Fibrwrap Construction Peru S.A.C.

(6) Includes the following non-GAAP adjustments: (i) pre-tax charge of $2,771 related to a reserve for the settlement of a disputed customer matter; (ii) pre-tax charges of $2,883 related to reserves for accounts receivable associated with long-dated receivables; and (iii) pre-tax expense reversal of ($2,336) related to the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson, L.P.

(7) Includes non-controlling interests.

AEGION

2015 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except margins and per share information)	As Reported (GAAP)	2014 Restructuring [1]	Goodwill Impairment [2]	Credit Facility Fees [3]	Acquisition-Related Expenses [4]	Divestiture Activity [5]	Litigation Settlement [6]	Reserves for Long-Dated A/R [7]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,057,783	$ (2,717)	$ —	$ —	$ —	$ —	$ —	$ —	$ 1,055,066
Gross Profit	275,787	2,717	—	—	—	—	—	—	278,504
Operating Expenses	209,477	(4,387)	—	—	—	—	(2,771)	(2,883)	199,436
Goodwill Impairment	43,484	—	(43,484)	—	—	—	—	—	—
Acquisition-Related Charges	1,912	—	—	—	(1,912)	—	—	—	—
Restructuring Charges	968	(968)	—	—	—	—	—	—	—
Operating Income	19,946	8,072	43,484	—	1,912	—	2,771	2,883	79,068
Interest Expense	(16,044)	140	—	3,377	—	—	—	—	(12,527)
Other Income/(Expense)	(2,905)	2,768	—	—	—	801	—	—	664
Income before Taxes	1,215	10,980	43,484	3,377	1,912	801	2,771	2,883	67,423
Taxes on Income	9,205	2,268	7,773	1,354	(2,745)	(626)	1,111	865	19,205
Income (loss) (attributable to Aegion Corporation) [8]	$ (8,067)	$ 8,712	$ 35,711	$ 2,023	$ 4,657	$ 1,427	$ 1,660	$ 1,110	$ 47,233
Diluted Earnings per Share [8]	$ (0.22)	$ 0.24	$ 0.97	$ 0.05	$ 0.13	$ 0.04	$ 0.04	$ 0.03	$ 1.28

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $2,717 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,387 related to reserves for potentially uncollectable receivables, early lease termination costs, and other restructuring charges; (iii) pre-tax restructuring charges of $968 related to severance and benefit related costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $2,908 related to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in France.

(2) Includes non-GAAP adjustments related to pre-tax charges recorded for goodwill impairment totaling $43,484 for the CRTS ($9,957) and Energy Services ($33,527) reporting units.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility during the period.

(4) Includes non-GAAP adjustments related to expenses incurred in connection with: (i) the Company's acquisition of Schultz Mechanical Contractors, Inc.; (ii) the Company's acquisition of Underground Solutions, Inc.; and (iii) other potential acquisition activity pursued by the Company during the year.

(5) Includes non-GAAP adjustments for losses on the sale of Bayou Perma-Pipe Canada, Ltd. and Fibrwrap Construction Peru S.A.C.

(6) Includes non-GAAP adjustments related to reserves for the tentative settlement of a disputed customer matter within the Infrastructure Solutions segment.

(7) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables within the Corrosion Protection segment.

(8) Includes non-controlling interests.

AEGION

2013 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands except per share information)	As Reported (GAAP)	Acquisition-Related Expenses[1]	Credit Facility Fees[2]	Joint Venture/ Divestiture Activities[3,4]	As Adjusted (Non-GAAP)
Operating Expenses	$ 184,314	$ (5,831)	$ --	$ --	$ 178,483
Operating Income	66,882	5,831			72,713
Interest Expense, Net	(13,169)	--	1,964	--	(11,205)
Other	4,964			(8,688)	(3,724)
Income before taxes	59,002	5,831	1,964	(8,688)	58,109
Taxes on Income (tax benefit)	12,154	2,321	782	(2,635)	12,622
Income/(Loss) (attributable to Aegion Corporation)	50,812	3,510	1,182	(6,053)	49,451
Diluted EPS	**$ 1.30**	**$ 0.09**	**$ 0.03**	**$ (0.15)**	**$ 1.27**

(1) Includes non-GAAP adjustments related to expenses incurred in conjunction with the acquisition of Brinderson, L.P. in July 2013 and other acquisition activity pursued by the Company.

(2) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility as part of the Brinderson acquisition.

(3) Includes non-GAAP adjustments related to a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH. The sale price was €14.0 million, approximately $18.3 million. The sale resulted in a gain on the sale of approximately $11.3 million (net of $0.5 million of transaction expenses).

(4) Includes non-GAAP adjustments related to the non-cash write down of the Company's investment in Bayou Coating, LLC. The Company recognized a non-cash charge of $2.7 million ($1.8 million post-tax) related to the goodwill allocated to the joint venture as part of the purchase price accounting associated with the 2009 acquisition of The Bayou Companies, LLC. The non-cash charge represented the Company's then current estimate of the difference between the carrying value of the investment on the balance sheet and the amount the Company would receive in connection with the exercise.

Includes non-controlling interests and equity in earnings of affiliated companies.

AEGION